Responses to Item 77D

Eaton Vance Global Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Global
Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Low Duration Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Strategic Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy Absolute
Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute
Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute
Return Advantage Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.



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